UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    April 24, 2012

Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3555 Timmons Lane, Suite 1550, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

As described below in Item 7.01, Mr. William Sawyer, CEO of Lucas Energy, Inc. (the “Company”, “we” or “us”), will be making several presentations to third parties during the next several weeks, the first of which will be on April 26, 2012. In connection with the presentations, Mr. Sawyer intends to discuss the slide presentation (the “Presentation”) furnished as Exhibit 99.1 hereto, which includes certain projected revenue and growth information and projections, and which is incorporated herein by reference.

The limited financial information and projections provided in the Presentation have not been audited or reviewed by the Company’s independent auditing firm or independent reserve and reservoir engineers. Such projections were provided for informational purposes only. Actual results could differ materially from these projections although the Company believes that the expectations reflected in the projections are reasonable based on the current market conditions.   The Company can provide no assurance that these projections will accurately predict or indicate future actual results. As such, investors are cautioned not to put undue reliance on such information and projections.

The information contained in this Item 2.02, including the related information set forth in the Presentation attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

ITEM 7.01 REGULATION FD DISCLOSURE.

The Company has prepared certain information which it plans to present to third parties in connection with the Presentation, which information includes certain projected revenue and growth information and projections for the fiscal year ended March 31, 2013.  A copy of the Presentation is being furnished as Exhibit 99.1 to this Form 8-K.

The information, disclosure and projections provided in the Presentation have not been audited or reviewed by the Company’s independent auditing firm or independent reserve and reservoir engineers. Such projections were provided for informational purposes only.  Actual results could differ materially from these projections although the Company believes that the expectations reflected in the projections are reasonable based on the current market conditions.   The Company can provide no assurance that these projections will accurately predict or indicate future actual results. As such, investors are cautioned not to put undue reliance on such information and projections.

The information contained in this Item 7.01, including the related information set forth in the Presentation attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing. By including this Item 7.01 disclosure in the filing of this Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

99.1*	PowerPoint Presentation

* Filed herewith.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: / s / K. Andrew Lai
Name: K. Andrew Lai
Title: Chief Financial Officer

Date: April 24, 2012

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1*	PowerPoint Presentation

* Filed herewith